Exhibit 99.1

cbdMD Announces Company’s CEO joins the Board of Directors

Charlotte, North Carolina--(Newsfile Corp. - December 23, 2024) - cbdMD, Inc. (NYSE American: YCBD) (NYSE American: YCBDpA), a leading and highly trusted CBD company known for its flagship brands cbdMD and Paw CBD, as well as its innovative functional mushroom brand ATRx Labs, today announced that T. Ronan Kennedy, the Company’s Chief Executive Officer and Chief Financial Officer, has been appointed to its Board of Directors. The appointment became effective on December 18, 2024, expanding the board to five members.

“Over the past two years, Ronan has demonstrated exceptional leadership in stabilizing the business and reshaping cbdMD into a leaner, more efficient organization,” said Scott Stephen, Chairman of cbdMD’s Board of Directors. “Under his stewardship, the Company has made tremendous progress in optimizing its cost structure, improving operational fundamentals, and positioning itself for long-term success. As we head into 2025 with a stronger cash position and exciting growth opportunities, we are thrilled to welcome Ronan to the Board, where we believe his strategic insight and deep understanding of the business will further enhance our ability to deliver value to shareholders.”

Ronan Kennedy brings a wealth of expertise in financial management and operational transformation. Since assuming his leadership role, he has been instrumental in driving cbdMD’s turnaround strategy, achieving substantial cost savings, improving profitability metrics, and laying the groundwork for future growth across its core and emerging product categories.

About cbdMD, Inc.

cbdMD, Inc. is one of the leading and most highly trusted and most recognized cannabidiol (CBD) brands with a comprehensive line of U.S. produced, THC-free1 CBD products, including NSF Certified for Sport® products, as well as our new Full Spectrum products. Our cbdMD brand currently includes high-grade, premium CBD products including CBD tinctures, CBD gummies, CBD topicals, CBD capsules, CBD bath bombs, CBD sleep aids and CBD drink mixes and an array of Farm Act compliant Delta 9 products. Our Paw CBD brand of pet products includes veterinarian-formulated products including tinctures, chews, topicals products in varying strengths, and our ATRx brand of natural functional mushroom support. To learn more about cbdMD and our comprehensive line of U.S. grown, THC-free1 CBD oil and Full Spectrum products as well as our other brands, please visit www.cbdmd.com, www.pawcbd.com, or ATRxlabs.com, follow cbdMD on Instagram and Facebook, or visit one of the thousands of retail outlets that carry cbdMD's products.

Forward-Looking Statements

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified using words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes.'' These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict. You are urged to carefully review and consider any cautionary statements, including but not limited to expectations on our ability to continue as a going concern, increasing our revenues, continued cost reductions, potential need for additional working capital, regaining compliance with NYSE American continued listing standards, continued listing on the NYSE American, future profitability, development and sales of new products, and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 as filed with the Securities and Exchange Commission (the "SEC") on December 17, 2024, and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

1 THC-free is defined as below the level of detection using validated scientific analytical methods.